Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1998-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1998-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Blaine Filthaut
Blaine Filthaut
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) July 25, 2001


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1998-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1998-A on July 16, 2001 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1. Distribution Date Statement relating to interest and prinicipal distributions made on July 16, 2001 on the Series 1998-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Blaine Filthaut
                                 Blaine Filthaut
                                 Title: Treasurer

Date: July 25, 2001

I. ORIGINAL DEAL PARAMETERS

(A) Initial Pool Principal Balance                                                    $194,306,447.89
(B) Initial Certificates Principal Balance                                            $194,306,447.89
    (i)  Initial Class A-1 Certificate Principal Balance                              $ 41,940,000.00
                           Certificate Amount Percentage                                    21.58%
                           Certificate Pass-through Rate                                     6.19%
    (ii) Initial Class A-2 Certificate Principal Balance                              $ 28,750,000.00
                           Certificate Amount Percentage                                    14.80%
                           Certificate Pass-through Rate                                     6.13%
    (iii)Initial Class A-3 Certificate Principal Balance                              $ 26,150,000.00
                           Certificate Amount Percentage                                    13.46%
                           Certificate Pass-through Rate                                     6.23%
    (iv) Initial Class A-4 Certificate Principal Balance                              $ 25,720,000.00
                           Certificate Amount Percentage                                    13.24%
                           Certificate Pass-through Rate                                     6.65%
    (v)  Initial Class A-5 Certificate Principal Balance                              $ 27,055,000.00
                           Certificate Amount Percentage                                    13.92%
                           Certificate Pass-through Rate                                     6.85%
    (vi) Initial Class M-1 Certificate Principal Balance                              $ 16,517,000.00
                           Certificate Amount Percentage                                     8.50%
                           Certificate Pass-through Rate                                     6.90%
    (vii)Initial Class B-1 Certificate Principal Balance                              $ 19,430,000.00
                           Certificate Amount Percentage                                    10.00%
                           Certificate Pass-through Rate                                     7.43%
    (viiiInitial Class B-2 Certificate Principal Balance                              $ 8,744,447.00
                           Certificate Amount Percentage                                     4.50%
                           Certificate Pass-through Rate                                     8.70%

(C) Initial Weighted Average Coupon (WAC)                                                   10.44%
(D) Initial Weighted Average Original Maturity (WAOM)                                       310.00 months
(E) Initial Weighted Average Remaining Maturity (WAM)                                       308.00 months
(F) Initial Number of Receivables                                                            5,909
(G) Servicing Fee Rate                                                                       1.00%
(H) Credit Enhancement
    (i)  Reserve Fund Initial Deposit Percentage                                             2.00%
    (ii) Reserve Fund Target %                                                               2.25%
    (iii)Target Overcollateralization Percentage Prior to Crossover Date                     2.00%
    (iv) Target Overcollateralization Percentage After Crossover Date                        3.50%
    (v)  Target Overcollateralization Floor                                                  1.00%
    (vi) Target Credit Enhancement % Prior to Crossover Date                                 4.25%
    (vii)Target Credit Enhancement % After Crossover Date                                    7.44%
    (viiiTarget Credit Enhancement Floor                                                     1.00%
    (ix) Target Credit Enhancement Amount                                             $ 8,258,024.04
(I) Crossover Date Tests
         Earliest Crossover Date                                                          Feb-2003
         Percent of Initial Suboridnation Percentage                                       175.00%
(J) Class B-2 Floor Percentage (of Initial Pool Balance)                                     2.96%

II. CURRENT PORTFOLIO INFORMATION

(A) Beginning Pool Principal Balance                                                  $133,176,125.79
(B) Beginning Pool Factor                                                               68.539221%
(C) Ending Pool Principal Balance                                                     $131,689,860.84
(D) Ending Pool Factor                                                                  67.774313%
(E) Ending Total Certificate Balance (after Current Distributions)                    $127,803,731.88
(F) Current Overcollateralization Amount (after Current Distributions)                $ 3,886,128.96
(G) Weighted Average Coupon (WAC)                                                           10.36%
(H) Weighted Average Remaining Maturity (WAM)                                               272.86 months
(I) Ending Number of Receivables                                                             4,145


III. COLLECTION CALCULATIONS

(A) Interest

    (i)  Scheduled Interest Collections durring Current Period                          914,286.46
    (ii) Paid Ahead Interest Collections applied to Current Period                       22,493.55
    (iii)Net Servicer Advance                                                           474,482.55
    (iv) Liquidation Proceeds Attributable to Interest                                           -
    (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)         -
    (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)            10,742.67
    (vii)Recoveries on Previously Liquidated Contracts                                           -
                                                                                      -------------
    (viiiTotal Interest Amount Available for Distribution                             1,422,005.23

(B) Principal

    (i)       Scheduled Principal Collections                                           106,904.80
    (ii)      Full and Partial Principal Prepayments                                     74,016.65
    (iii)     Paid Ahead Principal Collections Applied to Current Period                  4,355.05
    (iv)      Net Servicer Advance                                                       64,070.63
    (v)       Liquidation Proceeds Attributable to Principal                                  0.00
    (vi)      Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)    0.00
    (vii)     Repurchase Proceeds Attributable to Principal  (Delinquent Loans)       1,236,917.82
    (viii)    Other Principal Amounts                                                         0.00
                                                                                      -------------
    (ix)      Total Principal Amount Available for Distribution                       1,486,264.95


IV. DISTRIBUTION CALCULATIONS

(A)      Total Interest Available for Distribution                                    1,422,005.23
(B)      Total Principal Available for Distribution                                   1,486,264.95
(C)      Reserve Fund Draw Amount Required                                                    0.00
(D)      Draw on Letter of Credit for Interest Distribution                               0.00
         Less:
         Monthly Servicing Fee                                                          110,980.10
         Reimbursement to Servicer for Liquidation Expense                                    0.00
         Late Payment Fees, Extension Fees and Other Permitted Fees                           0.00
         Other Permitted Withdrawals from Certificate Account                                 0.00
                                                                                      -------------
         Available Distribution Amount                                                2,797,290.08

         Interest Accrual Period                                                                30 days

         Total Interest Amount Due                                                      740,389.17
         Total Interest Distribution Amount                                             740,389.17

         Amount Available for Principal Distribution Amount                           2,056,900.91

         Total Principal Amount Available for Distribution                            1,486,264.95
         Principal Loss on Liquidated Assets                                                  0.00
         Principal Distribution Shortfall Carryover Amount                                    0.00
         Overcollaterallization Writedown Amount                                          0.00
         Overcollaterallization Reduction Amount                                          0.00
         Accelerated Principal Distribution Amount for Current Period                     0.00
                                                                                      -------------
         Total Principal Amount to be Distributed                                     1,486,264.95

         Draw on Letter of Credit for Principal Distribution                              0.00
         Excess Interest                                                                570,635.96
         Reserve Account Deposit                                                        570,635.96
         Reserve Account Release                                                              0.00
         Class X Distribution Amount                                                          0.00
         Class R Distribution Amount                                                          0.00


V. SERVICER ADVANCE

(A) Interest
    (i)       Beginning Advance                                                       3,119,099.07
    (ii)      Monthly Servicer Advance (Reimbursement)                                  474,482.55
                                                                                      -------------
    (iii)     Ending Advance Balance                                                  3,593,581.62

(B) Principal
    (i)       Beginning Advance                                                         403,579.14
    (ii)      Monthly Servicer Advance (Reimbursement)                                   64,070.63
                                                                                      -------------
    (iii)     Ending Advance Balance                                                    467,649.77

(C) Total Servicer Advance
    (i)       Beginning Advance                                                       3,522,678.21
    (ii)      Monthly Servicer Advance (Reimbursement)                                  538,553.18
                                                                                      -------------
    (iii)     Ending Advance Balance                                                  4,061,231.39

VI. CREDIT ENHANCEMENT

(A) Overcollateralization

    (I)  Target Overcollaterallization Amount                                         3,886,128.96
    (ii) Beginning Balance                                                            3,886,128.96
    (iii)Write Down for Certificate Distributions                                         0.00
    (iv) Overcollaterallization Addition Amount                                           0.00
    (v)  Overcollaterallization Reduction Amount                                          0.00
    (vi) Ending Balance                                                               3,886,128.96

(B) Reserve Fund (if applicable)

    (i)  Required Reserve Fund Balance                                                4,371,895.08
    (ii) Beginning Reserve Fund Balance                                               3,386,188.61
    (iii)Draws for Certificate Distributions                                                  0.00
    (iv) Excess Interest Deposited                                                      570,635.96
    (v)  Reserve Fund Release                                                                 0.00
    (vi) Ending Reserve Fund Balance                                                  3,956,824.57

(C) Letter of Credit (if applicable)
    (i)  Beginning LC Balance                                                         20,000,000.00
    (ii) Draw on LC for Interest Distribution                                                               -
    (iii)Draw on LC for Principal Distribution                                                              -
         Ending Balance                                                               20,000,000.00


VII. CERTIFICATE DISTRIBUTIONS

(A) Senior Certificates - Interest

    (i)  Class A1
                           Pass-Through Rate                                                 6.19%
                           Beginning Carryover Interest                                        $ -
                           Current Interest Accrual                                            $ -
                           Current Carryover Interest Accrual                                  $ -
                           Interest Paid                                                       $ -
                           Ending Carryover Balance                                            $ -
                           Interest Paid Per $1000                                             $ -

    (ii) Class A2
                           Pass-Through Rate                                                 6.13%
                           Beginning Carryover Interest                                        $ -
                           Current Interest Accrual                                    $ 28,982.38
                           Current Carryover Interest Accrual                                  $ -
                           Interest Paid                                               $ 28,982.38
                           Ending Carryover Balance                                            $ -
                           Interest Paid Per $1000                                          $ 1.01

    (iii)Class A3
                           Pass-Through Rate                                                 6.23%
                           Beginning Carryover Interest                                        $ -
                           Current Interest Accrual                                   $ 135,762.08
                           Current Carryover Interest Accrual                                  $ -
                           Interest Paid                                              $ 135,762.08
                           Ending Carryover Balance                                            $ -
                           Interest Paid Per $1000                                          $ 5.19

    (iv) Class A4
                           Pass-Through Rate                                                 6.65%
                           Beginning Carryover Interest                                        $ -
                           Current Interest Accrual                                   $ 142,531.67
                           Current Carryover Interest Accrual                                  $ -
                           Interest Paid                                              $ 142,531.67
                           Ending Carryover Balance                                            $ -
                           Interest Paid Per $1000                                          $ 5.54

    (v)  Class A5
                           Pass-Through Rate                                                 6.85%
                           Beginning Carryover Interest                                        $ -
                           Current Interest Accrual                                   $ 154,438.96
                           Current Carryover Interest Accrual                                  $ -
                           Interest Paid                                              $ 154,438.96
                           Ending Carryover Balance                                            $ -
                           Interest Paid Per $1000                                          $ 5.71

(B) Subordinate Certificates - Interest

    (i)  Class M1
                           Pass-Through Rate                                                 6.90%
                           Beginning Carryover Interest                                        $ -
                           Current Interest Accrual                                    $ 94,972.75
                           Current Carryover Interest Accrual                                  $ -
                           Interest Paid                                               $ 94,972.75
                           Ending Carryover Balance                                            $ -
                           Beginning Carryover Writedown Interest                              $ -
                           Current Writedown Interest                                          $ -
                           Current Carryover Writedown Interest Accrual                        $ -
                           Writedown interest Paid                                             $ -
                           Ending Carryover Writedown Interest                                 $ -
                           Interest Paid Per $1000                                          $ 5.75


    (iii)Class B1
                           Pass-Through Rate                                                 7.43%
                           Beginning Carryover Interest                                        $ -
                           Current Interest Accrual                                   $ 120,304.08
                           Current Carryover Interest Accrual                                  $ -
                           Interest Paid                                              $ 120,304.08
                           Ending Carryover Balance                                            $ -
                           Beginning Carryover Writedown Interest                              $ -
                           Current Writedown Interest                                          $ -
                           Current Carryover Writedown Interest Accrual                        $ -
                           Writedown interest Paid                                             $ -
                           Ending Carryover Writedown Interest                                 $ -
                           Interest Paid Per $1000                                          $ 6.19

    (iv) Class B2
                           Pass-Through Rate                                                 8.70%
                           Beginning Carryover Interest                                        $ -
                           Current Interest Accrual                                    $ 63,397.24
                           Current Carryover Interest Accrual                                  $ -
                           Interest Paid                                               $ 63,397.24
                           Ending Carryover Balance                                            $ -
                           Beginning Carryover Writedown Interest                              $ -
                           Current Writedown Interest                                          $ -
                           Current Carryover Writedown Interest Accrual                        $ -
                           Writedown interest Paid                                             $ -
                           Ending Carryover Writedown Interest                                 $ -
                           Interest Paid Per $1000                                          $ 7.25


(C) Senior Certificates - Principal

    (i)  Class A1
                           Initial Certificate Balance                                41,940,000.00
                           Initial Certificate Percentage                                   21.58%
                           Beginning Certificate Balance                                      0.00
                           Shortfall Carryover                                                0.00
                           Current Principal Due                                              0.00
                           Current Principal Paid                                             0.00
                           Ending Principal Shortfall                                         0.00
                           Accelerated Principal Distribution                                 0.00
                           Ending Certificate Balance                                         0.00
                           Ending Pool Factor                                                0.00%
                           Principal Paid per $1000                                           0.00
                           Total Class Distribution                                           0.00

    (ii) Class A2
                           Initial Certificate Balance                                28,750,000.00
                           Initial Certificate Percentage                                   14.80%
                           Beginning Certificate Balance                              5,673,549.83
                           Shortfall Carryover                                                0.00
                           Current Principal Due                                      5,673,549.83
                           Current Principal Paid                                     1,486,264.95
                           Ending Principal Shortfall                                         0.00
                           Accelerated Principal Distribution                                 0.00
                           Ending Certificate Balance                                 4,187,284.88
                           Ending Pool Factor                                                3.18%
                           Principal Paid per $1000                                         261.96
                           Total Class Distribution                                   1,486,264.95

    (iii)Class A3
                           Initial Certificate Balance                                26,150,000.00
                           Initial Certificate Percentage                                   13.46%
                           Beginning Certificate Balance                              26,150,000.00
                           Shortfall Carryover                                                0.00
                           Current Principal Due                                      26,150,000.00
                           Current Principal Paid                                             0.00
                           Ending Principal Shortfall                                         0.00
                           Accelerated Principal Distribution                                 0.00
                           Ending Certificate Balance                                 26,150,000.00
                           Ending Pool Factor                                               19.86%
                           Principal Paid per $1000                                           0.00
                           Total Class Distribution                                           0.00

    (iv) Class A4
                           Initial Certificate Balance                                25,720,000.00
                           Initial Certificate Percentage                                   13.24%
                           Beginning Certificate Balance                              25,720,000.00
                           Shortfall Carryover                                                0.00
                           Current Principal Due                                      25,720,000.00
                           Current Principal Paid                                             0.00
                           Ending Principal Shortfall                                         0.00
                           Accelerated Principal Distribution                                 0.00
                           Ending Certificate Balance                                 25,720,000.00
                           Ending Pool Factor                                               19.53%
                           Principal Paid per $1000                                           0.00
                           Total Class Distribution                                           0.00

    (v)  Class A5
                           Initial Certificate Balance                                27,055,000.00
                           Initial Certificate Percentage                                   13.92%
                           Beginning Certificate Balance                              27,055,000.00
                           Shortfall Carryover                                                0.00
                           Current Principal Due                                      27,055,000.00
                           Current Principal Paid                                             0.00
                           Ending Principal Shortfall                                         0.00
                           Accelerated Principal Distribution                                 0.00
                           Ending Certificate Balance                                 27,055,000.00
                           Ending Pool Factor                                               20.54%
                           Principal Paid per $1000                                           0.00
                           Total Class Distribution                                           0.00


(D) Subordinate Certificates - Principal

    (i)  Class M1
                           Initial Certificate Balance                                16,517,000.00
                           Initial Certificate Percentage                                    8.50%
                           Beginning Certificate Balance                              16,517,000.00
                           Shortfall Carryover                                                0.00
                           Current Principal Due                                      16,517,000.00
                           Current Principal Paid                                             0.00
                           Ending Principal Shortfall                                     0.00
                           Ending Certificate Balance- Excluding Writedowns           16,517,000.00
                           Ending Pool Factor                                               12.54%
                           Principal Paid per $1000                                           0.00
                           Beginning Outstanding Writedown                                    0.00
                           Current Writedown/Writeup                                          0.00
                           Ending Certificate Balance- Including Writedowns                   0.00
                           Total Class Distribution                                           0.00


    (iii)Class B1
                           Initial Certificate Balance                                19,430,000.00
                           Initial Certificate Percentage                                   10.00%
                           Beginning Certificate Balance                              19,430,000.00
                           Shortfall Carryover                                                0.00
                           Current Principal Due                                      19,430,000.00
                           Current Principal Paid                                             0.00
                           Ending Principal Shortfall                                         0.00
                           Ending Certificate Balance- Excluding Writedowns           19,430,000.00
                           Ending Pool Factor                                               14.75%
                           Principal Paid per $1000                                           0.00
                           Beginning Outstanding Writedown                                    0.00
                           Current Writedown/Writeup                                          0.00
                           Ending Certificate Balance- Including Writedowns                   0.00
                           Total Class Distribution                                           0.00

    (iv) Class B2
                           Initial Certificate Balance                                8,744,447.00
                           Initial Certificate Percentage                                    4.50%
                           Beginning Certificate Balance                              8,744,447.00
                           Shortfall Carryover                                                0.00
                           Current Principal Due                                      8,744,447.00
                           Current Principal Paid                                             0.00
                           Ending Principal Shortfall                                         0.00
                           Ending Certificate Balance- Excluding Writedowns           8,744,447.00
                           Ending Pool Factor                                                6.64%
                           Principal Paid per $1000                                           0.00
                           Beginning Outstanding Writedown                                    0.00
                           Current Writedown/Writeup                                          0.00
                           Ending Certificate Balance- Including Writedowns                   0.00
                           Total Class Distribution                                           0.00


(E) Total Certificate Balances

                                                             Beg of Period             End of Period
    (i)  Aggregate Balance of Certificates                 $ 133,176,125.79           $131,689,860.84
    (ii) Total Certificate Pool Factor                         68.5392210%             67.7743133%


VIII. DELINQUENCY INFORMATION

                                                                Percent of              Percent of
Delinquent Receivables at End of Due Period Principal Balance Pool Balance      Units  Total Units
    30-59 Days Delinquent                   $ 15,886,587.32         12.06%        494       11.92%
    60-89 Days Delinquent                   $ 8,480,367.17           6.44%        263        6.34%
    90 Days or More Delinquent              $ 20,873,830.21         15.85%        648       15.63%
    Homes Repossessed or Foreclosed         $ 6,784,091.60           5.15%        208        5.02%

    Bankruptcy*                             $ 10,907,105.05          8.28%        318        7.67%

    Extensions granted during period                                                0
    Rewrites granted during period                                                  0


* The Bankruptcy units and balances are already included in the above delinquency numbers. This information is provided for reference only.


IX. REPURCHASED CONTRACTS

(A) Repurchased Contracts -  Breach of Rep or Warranty

    (i)  Beginning Cumulative Repurchased Contracts since cutoff                      $ 161,115.13
    (ii) Number of Contracts repurchased this period                                             -
    (iii)Repurchase Price of Contracts this period                                             $ -
    (iv) Ending Cumulative Repurchased Contracts since cutoff                         $ 161,115.13

(B) Repurchased Contracts -  Delinquent Loans
    (i)  Beginning Cumulative Repurchased Contracts since cutoff                      $15,951,403.29
    (ii) Number of Contracts repurchased this period                                         37.00
    (iii)Repurchase Price of Contracts this period                                    $ 1,236,917.82
    (iv) Ending Cumulative Repurchased Contracts since cutoff                         $17,188,321.11


X. REPOSESSION / LOSS INFORMATION

                                                                             Units      Principal Balance
         Beginning Repossession Inventory                                     197     $ 7,385,539.07
         Repossessions Incurred                                                48     $ 635,470.35
         Less Repurchase of Delinquent Loans                                   37     $ 1,236,917.82
         Less Repossessions Sold                                               0               $ -
                                                                           ========================
         Ending Repossession Inventory                                        208     $ 6,784,091.60


         Principal Balance of Repossessions Liquidated                                         $ -
              Liquidation Proceeds Attributable to Principal                                   $ -
                                                                                      -------------
                   Principal Loss on Liquidation of Repo                                       $ -
         Reimbursement to Servicer for Liquidation Expense                                     $ -
         Recoveries for Previously Liquidated Contracts                                        $ -
                                                                                      -------------
         Net Liquidation Loss (Realized Loss)                                                  $ -

    Recoveries
         Liquidation Proceeds Attributable to Interest                                         $ -
         Liquidation Proceeds Attributable to Principal                                        $ -
         Recoveries for Previously Liquidated Contracts                                        $ -
                                                                                      -------------
         Total Recoveries                                                                      $ -
         Recovery Percentage of Principal Balance of Repossessions Liquidated           Not Applicable






XI. TRIGGERS


    Has the Crossover Date Occurred?                      NO

         Where the Current Distribution Date of                                         06/30/01
         is greater than the Earliest Crossover Date of                               February 28, 2003
                           And
         Subordinated Certificates Beginning Principal Balance of                     44,691,447.00
         plus the Current Overcollateralization Amount of                             3,886,128.96
         divided by the Current Beginning Pool Principal Balance of                   133,176,125.79
                                                                                      -------------
         Equals                                                                          36.48%
                                                                                      -------------
                           And is greater than the:
         Subordinated Initital Certificates Percentage of                                23.00%
         multiplied by the
         Percentage (as Percent of Initial Class Subordination Percentage)                175%
                                                                                      -------------
         Equals                                                                          40.25%
                                                                                      -------------


    Principal Distribution Tests:                          Actual Ratio    Test Ratio    Result
                                                             Over 60 Days Delinquent

         Current Mo                                                 27.44%
         1st Preceding Mo                                           26.72%
         2nd Preceding Mo                                           26.81%

         Average 60 Day Delinquency Ratio:                          26.99%   5.00%        FAIL

                                                           Over 30 Days Delinquent

         Current Mo                                                 39.51%
         1st Preceding Mo                                           39.90%
         2nd Preceding Mo                                           38.52%

         Average 30 Day Delinquency Ratio:                          39.31%   7.00%        FAIL

                                                                     Net Liquidation Losses
                                            Ending Pool Bal               (Realized Losses)
         Current Mo                         131,689,860.84                       0
         1st Preceding Mo                   133,176,125.79                       0
         2nd Preceding Mo                   134,409,555.32                 494,564.22

                           Total            399,275,541.95                 494,564.22
                           Divided by                    3
                           Average          133,091,847.32


         Sum of last 3 months of Losses                         494,564.22
         Divided by 3 month average of Pool Balance         133,091,847.32
         Annualized  (multiply by 4)                                     4

         Current Realized Loss Ratio:                                1.49%      2.75%     PASS





         Beginning Cumulative Realized Losses                12,629,831.62
         Net Liquidation Losses (Realized Losses)                        -
                                                           ----------------
         Ending Cumulative Realized Losses                   12,629,831.62
         Divided by Initial Pool Principal Balance          194,306,447.89

         Cumulative Realized Loss Ratio:                             6.50%      7.00%     PASS





    Should Principal Be Distributed to the Subordinated Certificates this Period?          NO




The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.


BY:        ____________________________________     DATE:   ___________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        ____________________________________     DATE:   ___________________
NAME:    Edward A. Bortz
TITLE:   Director of Securitization